UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21202

John Hancock Preferred Income Fund II

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-543-9637

Date of fiscal year end:	July 31
Date of reporting period:	July 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

Annual report
John Hancock
Preferred Income Fund II
Closed-end fixed income
Ticker: HPF
July 31, 2024

John Hancock
Preferred Income Fund II

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Fund’s investments
18	Financial statements
22	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Investment objective, principal investment strategies, and principal risks
38	Additional information
41	Shareholder meeting
42	Evaluation of advisory and subadvisory agreements by the Board of Trustees
48	Trustees and Officers
53	More information
1	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2024 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Falling long-term U.S. Treasury yields helped performance
The fund produced a double-digit gain during the period.
Positioning within the communication services, financials and energy sectors contributed
The fund’s positioning in communication services, financials and energy sectors were leading factors driving the fund’s performance.
Holdings in natural gas hurt fund performance
The fund’s holdings in the multi-utilities industry detracted as gas prices dropped.
PORTFOLIO COMPOSITION AS OF 7/31/2024 (% of total investments)

QUALITY COMPOSITION AS OF 7/31/2024 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-24 and do not reflect subsequent downgrades or upgrades, if any.
3	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

SECTOR COMPOSITION AS OF 7/31/2024 (% of total investments)

ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	4

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended July 31, 2024?
Preferred securities were some of the best-performing interest-rate-sensitive investments over the past year, due largely to falling long-term Treasury yields. Disinflation spurred expectations that the U.S. Federal Reserve would lower its benchmark policy rate after holding it at a decades-high level for more than a year, prompting investors to push market interest rates lower and the prices of interest-rate-sensitive investments higher.  Preferred securities also benefited from the “risk-on” theme that propelled many stock indexes to all-time highs, as well as from improved demand from investors seeking comparatively high-yielding, high-quality securities. Against that backdrop, the fund produced a notable double-digit gain.
How did the fund perform?
From a sector perspective, the communication services, financials and energy sectors posted some of the largest gains during the period. SBL Holdings, Inc. was one of the top performers during the period as a result of falling market interest rates. Telephone & Data Systems, Inc. and its subsidiary, U.S. Cellular Corp., were also among the fund’s best performers. Both companies reported substantial financial improvements during the period, and were further buoyed by news that both companies would sell their wireless operations to T-Mobile. Another individual
TOP 10 ISSUERS AS OF 7/31/2024 (% of total investments)
Edison International	4.7
Bank of America Corp.	4.2
Citigroup, Inc.	3.3
Wells Fargo & Company	3.3
Morgan Stanley	3.1
The PNC Financial Services Group, Inc.	2.8
Energy Transfer LP	2.8
Athene Holding, Ltd.	2.6
Vistra Corp.	2.6
CMS Energy Corp.	2.4
TOTAL	31.8
Cash and cash equivalents are not included.
5	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

standout, Energy Transfer LP, one of the largest midstream companies in the U.S., advanced largely in response to investor enthusiasm for its growth prospects and attractive dividend.
On the downside, the more-defensive capital goods, natural gas and consumer non-cyclical industry groups lagged given the risk-on backdrop. From an individual holding perspective, NiSource, Inc., Sempra, CMS Energy Corp. and The AES Corp. lagged as U.S. natural gas prices dropped amid high storage levels, steady production and weaker demand. Elsewhere, the fund’s use of interest rate swaps hindered fund performance.
MANAGED BY

Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	6

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2024

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	16.26	2.97	5.56	15.76	71.75
At Market price	17.66	1.78	6.74	9.20	92.04
ICE BofA U.S. All Capital Securities Index	10.93	2.69	4.38	14.20	53.51
Blended Index	9.38	1.87	3.69	9.73	43.73
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
7	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Preferred Income Fund II for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The Blended Index comprises 65% ICE BofA U.S. All Capital Securities Index and 35% Bloomberg Investment Grade Utilities Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	8

Fund’s investments
AS OF 7-31-24
	Shares	Value
Preferred securities (A) 82.2% (52.1% of Total investments)		$283,453,822
(Cost $307,894,561)
Communication services 5.5%		19,119,544
Diversified telecommunication services 0.3%
Qwest Corp., 6.750%	90,975	1,009,823
Wireless telecommunication services 5.2%
Telephone & Data Systems, Inc., 6.000%	314,625	5,430,428
Telephone & Data Systems, Inc., 6.625%	211,250	4,091,913
U.S. Cellular Corp., 5.500%	90,000	1,836,000
U.S. Cellular Corp., 5.500%	94,450	1,926,780
U.S. Cellular Corp., 6.250%	220,000	4,824,600
Consumer discretionary 0.9%		3,009,235
Broadline retail 0.9%
Qurate Retail, Inc., 8.000%	73,500	2,720,235
QVC, Inc., 6.250%	25,000	289,000
Financials 53.5%		184,484,363
Banks 19.7%
Bank of America Corp., 6.450% (B)	95,854	2,453,862
Bank of America Corp., 7.250% (B)	7,000	8,379,070
Bank of Hawaii Corp., 8.000%	93,825	2,431,006
Citigroup Capital XIII, 11.887% (3 month CME Term SOFR + 6.632%) (B)(C)	265,000	7,730,050
Citizens Financial Group, Inc., 7.375%	175,800	4,493,448
Fifth Third Bancorp, 6.000% (B)	161,475	3,835,031
First Citizens BancShares, Inc., 5.375%	88,392	1,944,624
Fulton Financial Corp., 5.125% (B)	103,025	1,916,265
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%)	125,550	3,089,786
KeyCorp, 5.650%	152,983	3,316,671
KeyCorp, 6.125% (6.125% to 12-15-26, then 3 month CME Term SOFR + 4.154%)	12,925	307,874
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%)	48,675	1,116,118
M&T Bank Corp., 7.500%	155,000	4,078,050
Pinnacle Financial Partners, Inc., 6.750%	76,350	1,834,691
Regions Financial Corp., 4.450%	138,875	2,462,254
Regions Financial Corp., 6.950% (6.950% to 9-15-29, then 5 Year CMT + 2.771%) (D)	113,825	2,847,902
Synovus Financial Corp., 8.861% (3 month CME Term SOFR + 3.614%) (C)	154,500	3,915,030
Wells Fargo & Company, 4.750%	10,209	208,264
Wells Fargo & Company, 7.500% (B)(E)	7,500	9,020,625
9	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
WesBanco, Inc., 6.750% (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	93,000	$2,364,990
Capital markets 8.7%
Affiliated Managers Group, Inc., 6.750% (B)	192,900	4,853,364
Brookfield Finance, Inc., 4.625% (B)	158,548	2,625,555
Carlyle Finance LLC, 4.625% (B)	29,926	548,244
Morgan Stanley, 6.375% (B)	125,000	3,137,500
Morgan Stanley, 6.500% (B)	148,450	3,815,165
Morgan Stanley, 6.625%	80,750	2,088,195
Morgan Stanley, 6.875% (B)	99,875	2,519,846
Morgan Stanley, 7.125% (B)	223,297	5,662,812
TPG Operating Group II LP, 6.950% (B)	190,000	4,881,100
Consumer finance 2.4%
Navient Corp., 6.000%	200,341	3,906,650
Synchrony Financial, 8.250% (8.250% to 5-15-29, then 5 Year CMT + 4.044%)	172,025	4,388,358
Financial services 3.8%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%) (B)	247,375	6,632,124
Federal National Mortgage Association, Series S, 8.250% (D)	75,000	356,250
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	20,000	515,800
KKR Group Finance Company IX LLC, 4.625% (B)	250,474	4,821,625
National Rural Utilities Cooperative Finance Corp., 5.500% (B)	31,175	765,346
Insurance 18.9%
AEGON Funding Company LLC, 5.100% (B)(E)	257,925	5,491,223
American Financial Group, Inc., 5.125% (B)	123,850	2,652,867
American National Group, Inc., 5.950% (5.950% to 12-1-24, then 5 Year CMT + 4.322%)	7,850	192,718
American National Group, Inc., 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%) (B)	115,275	2,864,584
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%) (B)	270,000	6,547,500
Athene Holding, Ltd., 7.750% (7.750% to 12-30-27, then 5 Year CMT + 3.962%) (B)	293,775	7,585,271
Brighthouse Financial, Inc., 6.600% (B)	306,687	7,032,333
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%) (B)	111,800	2,347,800
F&G Annuities & Life, Inc., 7.950% (B)	167,850	4,380,885
Lincoln National Corp., 9.000% (B)	220,450	6,117,488
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	10

	Shares	Value
Financials (continued)
Insurance (continued)
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%) (B)(E)	281,925	$7,284,942
RenaissanceRe Holdings, Ltd., 4.200% (B)	169,000	2,996,370
The Allstate Corp., 7.375% (B)(E)	89,800	2,389,578
The Phoenix Companies, Inc., 7.450%	216,500	3,932,759
Unum Group, 6.250%	137,500	3,404,500
Industrials 1.2%		4,111,403
Trading companies and distributors 1.2%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	157,525	4,111,403
Real estate 2.0%		6,799,844
Hotel and resort REITs 1.0%
Pebblebrook Hotel Trust, 6.375%	160,450	3,229,859
Office REITs 0.5%
Vornado Realty Trust, 5.400%	116,600	1,829,454
Specialized REITs 0.5%
Public Storage, 4.625% (B)	85,825	1,740,531
Utilities 19.1%		65,929,433
Electric utilities 9.3%
Duke Energy Corp., 5.750%	224,675	5,589,914
NextEra Energy, Inc., 6.926% (B)	212,850	9,399,456
NextEra Energy, Inc., 7.299%	30,000	1,561,500
NSTAR Electric Company, 4.780%	15,143	1,188,726
SCE Trust III, 8.591% (3 month CME Term SOFR + 3.252%) (C)	76,242	1,920,536
SCE Trust VI, 5.000%	219,975	4,304,911
SCE Trust VII, 7.500%	192,250	5,031,183
SCE Trust VIII, 6.950%	121,500	3,078,810
Gas utilities 0.7%
South Jersey Industries, Inc., 5.625% (B)	188,875	2,435,732
Multi-utilities 9.1%
Algonquin Power & Utilities Corp., 9.603% (3 month LIBOR + 4.010% to 7-1-29, then 3 month LIBOR + 4.260% to 7-1-49, then 3 month LIBOR + 5.010%) (C)	314,175	7,910,927
CMS Energy Corp., 5.625% (B)	187,515	4,477,858
CMS Energy Corp., 5.875% (B)	100,900	2,420,591
CMS Energy Corp., 5.875% (B)	272,225	6,568,789
DTE Energy Company, Series E, 5.250% (B)	160,000	3,692,800

Sempra, 5.750% (B)	270,000	6,347,700
11	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Common stocks 2.1% (1.4% of Total investments)		$7,305,318
(Cost $6,679,736)
Communication services 0.8%		2,882,796
Diversified telecommunication services 0.8%
Verizon Communications, Inc. (B)	71,145	2,882,796
Utilities 1.3%		4,422,522
Multi-utilities 1.3%
Algonquin Power & Utilities Corp. (B)	708,739	4,422,522

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 68.8% (43.6% of Total investments)				$237,401,029
(Cost $235,587,677)
Communication services 0.8%				2,714,895
Media 0.8%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999% to 3-30-32, then 5 Year CMT + 4.249% to 3-30-47, then 5 Year CMT + 4.999%)	6.375	03-30-62	2,957,000	2,714,895
Consumer discretionary 2.7%				9,436,031
Automobiles 2.6%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (F)	5.700	09-30-30	2,500,000	2,371,704
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)(F)	6.500	09-30-28	6,739,000	6,602,525
Broadline retail 0.1%
Rakuten Group, Inc. (6.250% to 4-22-31, then 5 Year CMT + 4.956% to 4-22-51, then 5 Year CMT + 5.706%) (F)(G)	6.250	04-22-31	559,000	461,802
Consumer staples 0.2%				588,763
Food products 0.2%
Land O’ Lakes, Inc. (B)(F)(G)	8.000	07-16-25	670,000	588,763
Energy 6.9%				23,901,138
Oil, gas and consumable fuels 6.9%
Enbridge, Inc. (7.200% to 6-27-34, then 5 Year CMT + 2.970%) (B)	7.200	06-27-54	1,750,000	1,780,965
Enbridge, Inc. (7.375% to 1-15-28, then 5 Year CMT + 3.708% to 1-15-33, then 5 Year CMT + 3.958% to 1-15-48, then 5 Year CMT + 4.708%) (B)(E)	7.375	01-15-83	1,853,000	1,864,036
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%) (B)(E)	8.500	01-15-84	4,663,000	5,099,769
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	12

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energy Transfer LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (B)(E)(F)	6.625	02-15-28	6,500,000	$6,372,670
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (F)	7.125	05-15-30	6,000,000	5,980,876
Energy Transfer LP (3 month CME Term SOFR + 3.279%) (B)(C)	8.606	11-01-66	2,900,000	2,802,822
Financials 43.7%				150,689,790
Banks 31.7%
Banco Santander SA (9.625% to 11-21-33, then 5 Year CMT + 5.298%) (F)	9.625	05-21-33	3,600,000	4,108,896
Bank of America Corp. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.193%) (B)(E)(F)	5.875	03-15-28	6,096,000	6,011,138
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)(E)(F)	6.125	04-27-27	5,750,000	5,760,413
Barclays PLC (9.625% to 6-15-30, then 5 Year SOFR ICE Swap Rate + 5.775%) (F)	9.625	12-15-29	3,250,000	3,549,332
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (F)	7.375	05-15-28	4,525,000	4,640,147
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (B)(F)	7.625	11-15-28	5,525,000	5,745,897
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.419%) (C)(F)	8.733	10-06-24	6,000,000	5,953,181
CoBank ACB (4.250% to 1-1-27, then 5 Year CMT + 3.049%) (B)(E)(F)	4.250	01-01-27	3,900,000	3,550,177
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (B)(E)(F)	6.450	10-01-27	4,250,000	4,219,682
CoBank ACB (7.250% to 7-1-29, then 5 Year CMT + 2.880%) (F)	7.250	07-01-29	2,450,000	2,500,911
Comerica, Inc. (5.625% to 10-1-25, then 5 Year CMT + 5.291%) (F)	5.625	07-01-25	4,750,000	4,644,847
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (F)	5.625	07-15-30	3,773,000	3,613,942
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (B)(E)(F)	4.600	02-01-25	3,926,000	3,896,481
JPMorgan Chase & Co. (6.875% to 6-1-29, then 5 Year CMT + 2.737%) (B)(E)(F)	6.875	06-01-29	3,675,000	3,797,206
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (F)	5.000	09-15-26	3,038,000	2,777,293
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (F)	3.500	09-01-26	7,200,000	6,206,867
Societe Generale SA (10.000% to 5-14-29, then 5 Year CMT + 5.448%) (F)(G)	10.000	11-14-28	2,750,000	2,903,491
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%) (B)(E)	8.625	10-27-82	5,240,000	5,550,737
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)(E)(F)	6.000	05-15-27	5,965,000	5,880,907
13	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)(E)(F)	6.200	09-15-27	7,031,000	$7,012,748
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)(E)(F)	6.250	03-15-30	2,500,000	2,437,115
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%) (B)(E)	8.125	10-31-82	5,867,000	6,116,928
Wells Fargo & Company (6.850% to 9-15-29, then 5 Year CMT + 2.767%) (F)	6.850	09-15-29	3,000,000	3,036,088
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (B)(E)(F)	7.625	09-15-28	5,008,000	5,326,866
Capital markets 5.0%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (B)(E)(F)	6.700	03-15-29	3,588,000	3,591,821
The Charles Schwab Corp. (4.000% to 12-1-30, then 10 Year CMT + 3.079%) (B)(E)(F)	4.000	12-01-30	2,700,000	2,279,469
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (B)(E)(F)	5.000	06-01-27	475,000	448,030
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (B)(E)(F)	7.500	02-10-29	6,215,000	6,501,785
The Goldman Sachs Group, Inc. (7.500% to 5-10-29, then 5 Year CMT + 2.809%) (F)	7.500	05-10-29	4,151,000	4,278,274
Consumer finance 0.7%
Discover Financial Services (6.125% to 9-23-25, then 5 Year CMT + 5.783%) (F)	6.125	06-23-25	2,400,000	2,382,154
Financial services 0.7%
Voya Financial, Inc. (5 Year CMT + 3.358%) (C)(F)	7.758	09-15-28	2,350,000	2,471,913
Insurance 5.6%
Global Atlantic Financial Company (7.950% to 10-15-29, then 5 Year CMT + 3.608%) (G)	7.950	10-15-54	2,000,000	2,029,676
Markel Group, Inc. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (F)	6.000	06-01-25	2,300,000	2,286,324
MetLife, Inc. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.221%) (B)(E)(F)	5.875	03-15-28	4,277,000	4,257,244
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (F)(G)	6.500	11-13-26	5,750,000	4,813,452
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(E)(F)(G)	7.000	05-13-25	6,890,000	6,108,358
Utilities 14.5%				50,070,412
Electric utilities 6.5%
Edison International (5.000% to 3-15-27, then 5 Year CMT + 3.901% to 3-15-32, then 5 Year CMT + 4.151% to 3-15-47, then 5 Year CMT + 4.901%) (B)(E)(F)	5.000	12-15-26	2,790,000	2,681,341
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	14

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (B)(E)(F)	5.375	03-15-26	8,500,000	$8,305,747
Entergy Corp. (7.125% to 12-1-29, then 5 Year CMT + 2.670%) (B)(E)	7.125	12-01-54	3,000,000	3,001,374
EUSHI Finance, Inc. (7.625% to 12-15-29, then 5 Year CMT + 3.136%) (G)	7.625	12-15-54	2,450,000	2,496,148
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (B)(E)(F)(G)	10.250	03-15-28	5,445,000	6,033,596
Independent power and renewable electricity producers 5.7%
The AES Corp. (7.600% to 1-15-30, then 5 Year CMT + 3.201%) (B)(E)	7.600	01-15-55	5,514,000	5,610,942
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (B)(E)(F)(G)	8.000	10-15-26	7,250,000	7,421,325
Vistra Corp. (8.875% to 1-15-29, then 5 Year CMT + 5.045%) (B)(E)(F)(G)	8.875	01-15-29	6,222,000	6,539,210
Multi-utilities 2.3%
Dominion Energy, Inc. (4.350% to 4-15-27, then 5 Year CMT + 3.195%) (F)	4.350	01-15-27	2,301,000	2,183,585
NiSource, Inc. (6.950% to 11-30-29, then 5 Year CMT + 2.451%) (B)(E)	6.950	11-30-54	3,000,000	3,042,245

Sempra (6.875% to 10-1-29, then 5 Year CMT + 2.789%) (B)(E)	6.875	10-01-54	2,750,000	2,754,899
Convertible bonds 1.7% (1.1% of Total investments)				$5,835,499
(Cost $5,500,000)
Utilities 1.7%				5,835,499
Electric utilities 1.7%

PNM Resources, Inc. (G)	5.750	06-01-54	5,500,000	5,835,499
Capital preferred securities (H) 2.7% (1.7% of Total investments)				$9,278,491
(Cost $10,678,500)
Financials 1.2%				4,217,132
Insurance 1.2%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month CME Term SOFR + 4.222%) (B)(E)(G)	7.875	12-15-67	3,900,000	4,217,132
Utilities 1.5%				5,061,359
Multi-utilities 1.5%
Dominion Resources Capital Trust III	8.400	01-15-31	5,000,000	5,061,359

15	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Short-term investments 0.2% (0.1% of Total investments)			$641,056
(Cost $641,075)
Short-term funds 0.2%			641,056
John Hancock Collateral Trust (I)	5.4652(J)	64,106	641,056

Total investments (Cost $566,981,549) 157.7%	$543,915,215
Other assets and liabilities, net (57.7%)	(199,032,160)
Total net assets 100.0%	$344,883,055

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(B)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 7-31-24 was $332,686,923.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing security.
(E)	All or a portion of this security is on loan as of 7-31-24, and is a component of the fund’s leverage under the Credit Facility Agreement. The value of securities on loan amounted to $162,753,723.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $49,448,452 or 14.3% of the fund’s net assets as of 7-31-24.
(H)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(J)	The rate shown is the annualized seven-day yield as of 7-31-24.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	16

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	104,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	$1,365,377	$1,365,377
Centrally cleared	51,500,000	USD	Fixed 3.473%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	853,404	853,404
Centrally cleared	25,250,000	USD	Fixed 3.817%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	Dec 2026	—	126,614	126,614
								—	$2,345,395	$2,345,395

(a)	At 7-31-24, the overnight SOFR was 5.380%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 7-31-24, the aggregate cost of investments for federal income tax purposes was $569,050,663. Net unrealized depreciation aggregated to $22,790,053, of which $14,704,646 related to gross unrealized appreciation and $37,494,699 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
17	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-24

Assets
Unaffiliated investments, at value (Cost $566,340,474)	$543,274,159
Affiliated investments, at value (Cost $641,075)	641,056
Total investments, at value (Cost $566,981,549)	543,915,215
Receivable for centrally cleared swaps	1,929,058
Cash	239,620
Dividends and interest receivable	3,643,195
Receivable for investments sold	3,525,188
Other assets	28,605
Total assets	553,280,881
Liabilities
Credit facility agreement payable	206,700,000
Payable for investments purchased	481,963
Interest payable	1,080,410
Payable to affiliates
Accounting and legal services fees	9,954
Trustees’ fees	454
Other liabilities and accrued expenses	125,045
Total liabilities	208,397,826
Net assets	$344,883,055
Net assets consist of
Paid-in capital	$429,479,789
Total distributable earnings (loss)	(84,596,734)
Net assets	$344,883,055

Net asset value per share
Based on 21,561,723 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$16.00
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	18

STATEMENT OF OPERATIONS For the year ended 7-31-24

Investment income
Dividends	$22,503,696
Interest	16,320,285
Dividends from affiliated investments	294,797
Less foreign taxes withheld	(152,721)
Total investment income	38,966,057
Expenses
Investment management fees	4,022,610
Interest expense	12,753,161
Accounting and legal services fees	61,963
Transfer agent fees	22,897
Trustees’ fees	43,033
Custodian fees	50,720
Printing and postage	52,844
Professional fees	89,490
Stock exchange listing fees	23,950
Other	16,357
Total expenses	17,137,025
Less expense reductions	(43,668)
Net expenses	17,093,357
Net investment income	21,872,700
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(18,691,991)
Affiliated investments	(644)
Swap contracts	2,963,337
(15,729,298)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	45,035,045
Affiliated investments	751
Swap contracts	(1,661,580)
43,374,216
Net realized and unrealized gain	27,644,918
Increase in net assets from operations	$49,517,618
19	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-24	Year ended 7-31-23
Increase (decrease) in net assets
From operations
Net investment income	$21,872,700	$23,291,969
Net realized loss	(15,729,298)	(26,914,713)
Change in net unrealized appreciation (depreciation)	43,374,216	(21,339,076)
Increase (decrease) in net assets resulting from operations	49,517,618	(24,961,820)
Distributions to shareholders
From earnings	(25,675,332)	(26,085,599)
From tax return of capital	(6,228,068)	(5,728,710)
Total distributions	(31,903,400)	(31,814,309)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	995,101	944,963
Total increase (decrease)	18,609,319	(55,831,166)
Net assets
Beginning of year	326,273,736	382,104,902
End of year	$344,883,055	$326,273,736
Share activity
Shares outstanding
Beginning of year	21,497,600	21,437,953
Issued pursuant to Dividend Reinvestment Plan	64,123	59,647
End of year	21,561,723	21,497,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	20

STATEMENT OF CASH FLOWS For the year ended   7-31-24

Cash flows from operating activities
Net increase in net assets from operations	$49,517,618
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(175,685,255)
Long-term investments sold	180,021,653
Net purchases and sales of short-term investments	4,084,122
Net amortization of premium (discount)	541,589
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	817,221
Dividends and interest receivable	211,689
Receivable for investments sold	(865,091)
Other assets	693,306
Increase (Decrease) in liabilities:
Payable for investments purchased	481,963
Interest payable	37,436
Payable to affiliates	(13,555)
Other liabilities and accrued expenses	3,767
Net change in unrealized (appreciation) depreciation on:
Investments	(45,035,796)
Net realized (gain) loss on:
Investments	18,905,341
Net cash provided by operating activities	$33,716,008
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(30,908,299)
Decrease in due to custodian	(2,568,089)
Net cash used in financing activities	$(33,476,388)
Net increase in cash	$239,620
Cash at beginning of year	—
Cash at end of year	$239,620
Supplemental disclosure of cash flow information:
Cash paid for interest	$(12,715,725)
Noncash financing activities not included herein consists of reinvestment of distributions	$995,101
21	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	7-31-24	7-31-23	7-31-22	7-31-21	7-31-20
Per share operating performance
Net asset value, beginning of period	$15.18	$17.82	$20.55	$18.12	$21.09
Net investment income[1]	1.02	1.09	1.35	1.39	1.40
Net realized and unrealized gain (loss) on investments	1.28	(2.25)	(2.60)	2.52	(2.85)
Total from investment operations	2.30	(1.16)	(1.25)	3.91	(1.45)
Less distributions
From net investment income	(1.19)	(1.21)	(1.35)	(1.35)	(1.41)
From tax return of capital	(0.29)	(0.27)	(0.13)	(0.13)	(0.11)
Total distributions	(1.48)	(1.48)	(1.48)	(1.48)	(1.52)
Net asset value, end of period	$16.00	$15.18	$17.82	$20.55	$18.12
Per share market value, end of period	$16.94	$15.85	$18.80	$22.00	$18.46
Total return at net asset value (%)[2,3]	16.26	(6.66)	(6.31)	22.52	(7.07)
Total return at market value (%)[2]	17.66	(7.39)	(7.72)	28.74	(15.65)
Ratios and supplemental data
Net assets, end of period (in millions)	$345	$326	$382	$440	$387
Ratios (as a percentage of average net assets):
Expenses before reductions	5.20	4.39	1.84	1.63	2.36
Expenses including reductions[4]	5.19	4.38	1.82	1.62	2.35
Net investment income	6.64	6.89	7.05	7.18	7.20
Portfolio turnover (%)	33	30	22	30	34
Senior securities
Total debt outstanding end of period (in millions)	$207	$207	$207	$204	$193
Asset coverage per $1,000 of debt[5]	$2,669	$2,578	$2,849	$3,155	$3,006

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Amounts excluding interest expense were 1.32%, 1.32%, 1.20%, 1.22% and 1.25% for the periods ended 7-31-24, 7-31-23, 7-31-22, 7-31-21 and 7-31-20, respectively.
[5]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	22

Notes to financial statements
Note 1—Organization
John Hancock Preferred Income Fund II (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
23	JOHN HANCOCK Preferred Income Fund II | ANNUAL REPORT

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2024, by major security category or type:
	Total value at 7-31-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$19,119,544	$19,119,544	—	—
Consumer discretionary	3,009,235	3,009,235	—	—
Financials	184,484,363	180,551,604	$3,932,759	—
Industrials	4,111,403	4,111,403	—	—
Real estate	6,799,844	6,799,844	—	—
Utilities	65,929,433	62,304,975	3,624,458	—
Common stocks	7,305,318	7,305,318	—	—
Corporate bonds	237,401,029	—	237,401,029	—
Convertible bonds	5,835,499	—	5,835,499	—
Capital preferred securities	9,278,491	—	9,278,491	—
Short-term investments	641,056	641,056	—	—
Total investments in securities	$543,915,215	$283,842,979	$260,072,236	—
Derivatives:
Assets
Swap contracts	$2,345,395	—	$2,345,395	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2024, the liability for the fund’s credit facility agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received.
ANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	24

Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2024, the fund has a short-term capital loss carryforward of $6,567,809 and a long-term capital loss carryforward of $55,238,872 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2024, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2024 and 2023 was as follows:
	July 31, 2024	July 31, 2023
Ordinary income	$25,675,332	$26,085,599
Return of capital	6,228,068	5,728,710
Total	$31,903,400	$31,814,309
25	JOHN HANCOCK Preferred Income Fund II | ANNUAL REPORT

As of July 31, 2024, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree
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or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended July 31, 2024, the fund used interest rate swap contracts to manage against changes in the credit facility agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging from $155.5 million to $180.8 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	$2,345,395	—

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2024:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$2,963,337
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2024:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$(1,661,580)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
27	JOHN HANCOCK Preferred Income Fund II | ANNUAL REPORT

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.75% of the fund’s average daily managed assets (net assets plus borrowing under the credit facility agreement) (see Note 7). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $43,668 for the year ended July 31, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2024, were equivalent to a net annual effective rate of 0.74% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended July 31, 2024, amounted to an annual rate of 0.01% of the fund’s average daily managed assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Leverage risk
The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the CFA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
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To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 7—Credit Facility Agreement
The fund has entered into a Credit Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $238.0 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.
The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of OBFR (overnight bank funding rate) plus 0.75% and is payable monthly. As of July 31, 2024, the fund had borrowings of $206,700,000 at an interest rate of 6.07%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended July 31, 2024, the average borrowings under the CFA and the effective average interest rate were $206,700,000 and 6.17%, respectively.
The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the year ended July 31, 2024, there were no commitment fees incurred by the fund.
The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.
The fund has an agreement with BNP that allows BNP to use the fund’s pledged securities for its own financing purposes in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 33 1/3% of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be borrowed and can recall any of the securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such securities against the current borrowings under the CFA in the event that BNP fails to timely return the securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from BNP under this agreement amounted to $33,670 for the year ended July 31, 2024 is recorded as a component of interest income on the Statement of operations.
Note 8—LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of LIBOR settings on a “synthetic” basis. The synthetic publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
29	JOHN HANCOCK Preferred Income Fund II | ANNUAL REPORT

Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer-term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $175,685,255 and $180,021,653, respectively, for the year ended July 31, 2024.
Note 10—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	64,106	$4,725,071	$162,021,562	$(166,105,684)	$(644)	$751	$294,797	—	$641,056
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB
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issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
31	JOHN HANCOCK Preferred Income Fund II | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Preferred Income Fund II (the "Fund") as of July 31, 2024, the related statements of operations and cash flows for the year ended July 31, 2024, the statements of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 25, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2024.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2024 Form 1099-DIV in early 2025. This will reflect the tax character of all distributions paid in calendar year 2024.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
33	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The fund intends to invest primarily in fully taxable preferred securities. The fund’s portfolio of preferred securities may include both fixed rate and adjustable rate securities. The allocation of the fund’s assets in various types of preferred, debt and equity securities may vary from time to time depending upon the Advisor’s assessment of market conditions.
The fund will invest at least 50% of its total assets in preferred securities and other fixed-income securities that are rated investment grade (i.e., at least Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”)), or in unrated securities determined by the Advisor to be of comparable credit quality. The fund may invest up to 50% of its total assets in preferred securities and other fixed income securities rated below investment grade (rated below Baa by Moody’s or below BBB by S&P), or in comparable unrated securities. Below investment grade securities must be rated B or higher by either S&P or Moody’s or determined to be of comparable quality.These investment policies are based on credit quality ratings at the time of acquisition.
The Advisor seeks to produce superior results by focusing on the business cycle and individual security fundamentals and less so on interest rate and duration. In structuring the portfolio, the Advisor seeks to add investment value in two ways:
•	by anticipating the broader, more gradual changes in the business cycle, and then investing in those industries and sectors that are expected to benefit from the changes
•	by looking within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market
The fund may invest in corporate bonds, common stock, securities issued by the U.S. government or its related agencies, real estate investment trusts (“REITs”) and money market instruments. The fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars. The fund may invest up to 20% of its assets in illiquid securities including, but not limited to, restricted securities, securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The fund concentrates its investments in securities of issuers in the industries composing the utilities sector, which includes telecommunication companies, meaning that the fund will invest 25% or more of its total assets in the industries composing the utilities sector. The fund may also invest in derivatives such as credit default swaps, futures, options, swaps, reverse repurchase agreements and options on futures.
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The fund may issue preferred shares or debt obligations to establish leverage, to the extent permitted by the 1940 Act. The fund generally will not issue preferred shares or borrow unless the Advisor expects that the fund will achieve a greater return on such borrowed funds than the additional costs the fund incurs as a result of such borrowing. The fund may also engage in reverse repurchase agreements and invest in derivatives to establish investment leverage or for temporary purposes.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investment.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended July 31, 2024, the fund’s aggregate distributions included a return of capital of $0.29 per share, or 19.52% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
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Environmental, social, and governance (ESG) integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, options, and swaps, reverse repurchase agreements and options on futures. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Credit Facility Agreement to increase its assets available for investment. See “Note 6 —Leverage risk” above.
LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of LIBOR settings will
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continue to be published on a “synthetic” basis. The synthetic publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
37	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on November 29, 2002 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended July 31, 2024, distributions from net investment income totaling $1.1931 per share and tax return of capital totaling $0.2889 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
August 31, 2023	$0.1235
September 29, 2023	0.1235
October 31, 2023	0.1235
November 30, 2023	0.1235
December 29, 2023	0.1235
January 31, 2024	0.1235
February 29, 2024	0.1235
March 28, 2024	0.1235
April 30, 2023	0.1235
May 31, 2024	0.1235
June 28, 2024	0.1235
July 31, 2024	0.1235
Total	$1.4820
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	38

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
39	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	40

SHAREHOLDER MEETING

The Fund held its Annual Meeting of Shareholders on Monday, February 20, 2024. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 20, 2024
Proposal: To elect two (2) Trustees to each serve for a three-year term ending at the 2027 Annual Meeting of Shareholders:
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Noni L. Ellison	14,050,439.821	1,348,175.000
Frances G. Rathke	14,046,320.821	1,352,294.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election were: Andrew G. Arnott, James R. Boyle, William H. Cunningham, Grace K. Fey, Dean C. Garfield, Deborah C. Jackson, Paul Lorentz, Hassell H. McClellan, Steven R. Pruchansky, and Gregory A. Russo.
41	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Preferred Income Fund II (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 24-27, 2024 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 28-30, 2024. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 24-27, 2024, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	42

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
43	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2023. The Board also noted that, based on its net asset value, the fund outperformed its peer group median for the one-, three- and ten-year periods ended December 31, 2023, and underperformed its peer group median for the five-year period ended December 31, 2023.  The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group median for the one-, three- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	44

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings.
The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median. The Board also noted that the contractual fee waiver and/or expense reimbursement reduces certain expenses of the fund.
The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
45	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based on the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that although the fund does not have breakpoints in its contractual management fee, its net management fee and total expenses are each below the peer group median. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	46

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
47	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	184
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William K. Bacic,[3] Born: 1956		178
Trustee
Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024). Trustee of various trusts within the John Hancock Fund Complex (since 2024).
James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[4] Born: 1944	2002	181
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	48

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2012	184
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2008	181
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2002	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
49	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[4] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo,[5] Born: 1949	2008	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Thomas R. Wright,[3] Born: 1961		178
Trustee
Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).

Non-Independent Trustees[6]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	181
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	50

Non-Independent Trustees[6] (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Fernando A. Silva, Born: 1977	2024
Chief Financial Officer
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
51	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Mr. Arnott, Mr. Bacic, Mr. Garfield, Ms. Jackson, Mr. Pruchansky and Mr. Wright serve as Trustees for a term expiring in 2025; Mr. Boyle, Dr. Cunningham, Ms. Fey, Mr. Lorentz and Dr. McClellan serve as Trustees for a term expiring in 2026; Ms. Ellison and Ms. Rathke serve as Trustees for a term expiring in 2027; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Appointed to serve as Trustee effective August 1, 2024.
[4]	Member of the Audit Committee.
[5]	Mr. Russo retired as Trustee effective August 1, 2024.
[6]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

ANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	52

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo§
Thomas R. Wright#
Officers
Kristie M. Feinberg
President
Fernando A. Silva‡
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HPF

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
# Appointed to serve as Trustee effective August 1, 2024.
* Member of the Audit Committee
§ Mr. Russo retired as Trustee effective August 1, 2024.
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
53	JOHN HANCOCK PREFERRED INCOME FUND II | ANNUAL REPORT

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John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF3743827	P11A 7/24
9/24

ITEM 2. CODE OF ETHICS.

As of the end of the year, July 31, 2024, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form NCSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $58,248 and $55,552 for the fiscal years ended July 31, 2024 and July 31, 2023, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to a software licensing fee. Amounts billed to the registrant were $12 and $5 for fiscal years ended July 31, 2024, and July 31, 2023, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $4,382 and $5,253 for the fiscal years ended July 31, 2024, and July 31, 2023, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $369 and $0 for the fiscal years ended July 31, 2024 and July 31, 2023, respectively. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended July 31, 2024, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,297,681 for the fiscal year ended July 31, 2024 and $1,452,111 for the fiscal year ended July 31, 2023.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

Hassell H. McClellan

ITEM 6. INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENTINVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the Manulife Investment Management (US) LLC (“Manulife IM (US)”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Joseph H. Bozoyan, CFA

Portfolio Manager

Managing Director and Senior Investment Analyst, Intrinsic Value Team,

Manulife Investment Management (US) LLC (2014–2015)

Director and Senior Investment Manager, Intrinsic Value Team,

Manulife Investment Management (US) LLC (2011–2014)

Began business career in 1993

Managed the fund since 2015

James Gearhart, CFA

Managing Director and Associate Portfolio Manager

Manulife Investment Management (US) LLC since 2022

Began business career in 2011

Managed the Fund since 2022

Jonas Grazulis, CFA

Managing Director and Associate Portfolio Manager

Manulife Investment Management (US) LLC since 2022

Began business career in 2011

Managed the Fund since 2022

Caryn E. Rothman, CFA

Managing Director and Portfolio Manager

Manulife Investment Management (US) LLC since 1996

Began business career in 1996

Managed the Fund since 2022

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Joseph H. Bozoyan, CFA	Other Registered Investment Companies: Approximately $4 billion –
5 accounts
Other Pooled Investment Vehicles: Approximately $409 million – 5 accounts
Other Accounts: Approximately $35 million – 1 account
James Gearhart, CFA	Other Registered Investment Companies: Approximately $5 billion –
7 accounts
Other Pooled Investment Vehicles: Approximately $2,831 million – 14 accounts
Other Accounts: Approximately $35 million – 1 account
Jonas Grazulis, CFA	Other Registered Investment Companies: Approximately $5 billion –
7 accounts
Other Pooled Investment Vehicles: Approximately $2,831 million – 14 accounts
Other Accounts: Approximately $35 million – 1 account
Caryn E. Rothman, CFA	Other Registered Investment Companies: Approximately $5 billion –
8 accounts
Other Pooled Investment Vehicles: Approximately $3,661 million – 16 accounts
Other Accounts: Approximately $315 million – 4 accounts

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None .

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three- and five-year periods are considered, and no specific benchmark is used to measure performance. With respect to fixed income accounts, relative yields are also used to measure performance.

•The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

•Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individual as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2024, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial
Portfolio Manager	Ownership in the Fund

Joseph H. Bozoyan, CFA	$10,001 - $50,000
James Gearhart, CFA	None
Jonas Grazulis, CFA	None
Caryn E. Rothman, CFA	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President

Date: September 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President
Date:	September 25, 2024
By:	/s/ Fernando A. Silva
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Fernando A. Silva
Chief Financial Officer
Date:	September 25, 2024